Exhibit 10.11

                                8,000,000 Shares

                             DENBURY RESOURCES INC.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                               December 18, 2003

CIBC WORLD MARKETS CORP.
417 5TH AVENUE, 2ND FLOOR
New York, New York 10016

Dear Sirs:

          Certain stockholders of Denbury Resources Inc., a Delaware corporation (the "Company"), named in Schedule 2 hereto (the "Selling Stockholders"), propose to sell to you, the underwriter named in Schedule 1 hereto (the "Underwriter"), an aggregate of 8,000,000 shares (the "Stock") of the Company's common stock, par value $.001 per share (the "Common Stock"). This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholders by the Underwriter.

          1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

               (a) A registration statement on Form S-3 (File No. 333-107676) with respect to the Stock has (i) been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act. Copies of such registration statement and amendments thereto have been delivered by the Company to you as the Underwriter. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereto, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Underwriter pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means the prospectus supplement and the accompanying prospectus and all information incorporated by reference therein at such time, in the form first used to confirm sales of Stock. Reference made herein to any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to item 12 of Form S-3 under the Securities Act, as of the date of such Preliminary Prospectus or the Prospectus, as the case may be, and any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended ("Exchange Act") after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in the Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any periodic report of the Company filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Time that is incorporated by reference in the Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

               (b) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein.

               (c) The documents incorporated by reference in the Prospectus, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the Rules and Regulations, and none of such documents contained an untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the rules and regulations thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (d) The Company and each of its subsidiaries (as defined in Section 17) have been duly incorporated or formed, as the case may be, and are validly existing, as their respective business entities, and in good standing under the laws of their respective jurisdictions of incorporation or formation, as the case may be, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification (except where the failure to so qualify or be in good standing as a foreign corporation or limited liability company would not have a material adverse effect on the consolidated financial position, stockholders' or members' equity (as the case may be), results of operation, business or prospects of the Company and its subsidiaries, taken as a whole), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company other than Denbury Offshore, Inc. is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations under the Securities Act.

               (e) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims except as disclosed in the Prospectus.

               (f) The shares of Stock to be sold by the Selling Stockholders to the Underwriter hereunder have been duly and validly authorized.

               (g) This Agreement has been duly authorized, executed and delivered by the Company.

               (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument, which violation, breach or conflict would have a material adverse effect on the consolidated financial position, stockholders' or members' equity (as the case may be), results of operation, business or prospects of the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby other than those that have been obtained.

               (i) Except as described in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

               (j) Except as set forth in the Prospectus, the Company has not sold or issued any shares of Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act other than shares issued pursuant to director compensation plans, employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

               (k) Neither the Company nor any of its subsidiaries has sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and, since such date, there has not been any change in the capital stock (except for exercises of options since such date under the Company's existing director compensation plans, existing stock option plan and issuances of stock under, and the purchase of Company stock for, the Company's existing stock purchase plan) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the management, financial position, stockholders' equity or results of operations, business or prospects of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

               (l) The financial statements (including the related notes and supporting schedules), filed as part of the Registration Statement or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

               (m) Deloitte & Touche L.L.P., who have certified certain financial statements of the Company, whose reports appear in the Prospectus and who has delivered one of the initial letters referred to in Section 9(g) hereof, are and have been independent public accountants as required by the Securities Act and the Rules and Regulations, during the periods covered by the financial statements on which they reported.

               (n) DeGolyer and MacNaughton, whose reserve audits or evaluations are referenced or appear, as the case may be, in the Prospectus, were, as of December 31, 2001 and December 31, 2002, and are, as of the date hereof, independent engineers with respect to the Company and its subsidiaries.

               (o) The Company and each of its subsidiaries has (1) generally satisfactory or good and indefeasible title to all its interests in its oil and gas properties, title investigations having been carried out by or on behalf of such person in accordance with good practice in the oil and gas industry in the areas in which such properties are located, (2) good and marketable title in fee simple to all of its other real property, and (3) good and marketable title to all personal property owned by it, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such properties as a whole and do not materially interfere with the use made and proposed to be made of such properties as a whole by the Company and its subsidiaries; and all real properties and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties and buildings as a whole by the Company and its subsidiaries.

               (p) The Company and its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as the Company reasonably believes is adequate for the conduct of their respective businesses and the value of their respective properties and is customary for companies engaged in similar businesses in similar industries.

               (q) The Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

               (r) Except as described in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would be reasonably expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (s) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

               (t) There are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

               (u) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

               (v) No labor disturbance by the employees of the Company exists or, to the knowledge of the Company, is imminent which might be reasonably expected to have a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

               (w) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and, to the best of the Company's knowledge, nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

               (x) The Company and its subsidiaries have filed all federal, state and local income and franchise tax returns required to be filed through the date hereof or have filed for appropriate extensions for such taxes and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

               (y) Since the date as of which information is given in the Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) except for exercises of options since such date under the Company's existing director compensation plans or existing stock option plan and issuances of stock under the Company's existing stock purchase plan, issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business,
          (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

               (z) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

               (aa) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except, in the cases of clauses (ii) and (iii), such defaults, events, violations or failures that in the aggregate might reasonably be expected to have a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

               (bb) The course of conduct of the Company in transactions between the Company and its subsidiaries on one hand, and Genesis Partners, L.P. (the "Partnership") and its subsidiaries on the other hand, since the acquisition by the Company of Genesis Energy LLC, the general partner of the Partnership, has at all times been "fair and reasonable" to the Partnership, as determined within the context of
          Section 7.9 of the limited partnership agreement of the Partnership.

               (cc) There has been no storage, disposal, generation, manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as whole; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection ("Environmental Laws").

               (dd) Neither the Company nor any subsidiary is an "investment company" as defined in the Investment Company Act of 1940, as amended.

               (ee) Except as described in the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's property or assets to the Company or any other subsidiary of the Company.

               (ff) The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate federal, state or foreign regulatory authorities ("Permit" or "Permits") necessary for the ownership of property or assets or to conduct their respective businesses except where the failure to have such Permits would not reasonably be expected to have a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; the Company and each of its subsidiaries has operated and is operating its business in compliance with and not in violation of any of its obligations with respect to each such Permit except where such violation would not reasonably be expected to have a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; no event has occurred which allows, or after notice or lapse of time or both would allow, revocation or termination of any such Permit or result in any other impairment of the rights of the Company or any of its subsidiaries under any such Permit, subject in each case to such qualification as described in the Prospectus; and, except as described in the Prospectus, such permits contain no restrictions that are burdensome to the Company or any of its subsidiaries except for restrictions that would not, singly or in the aggregate, have a material adverse effect on the management, consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole.

               (gg) The principal executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act or any related rules and regulations promulgated by the Commission, and the statements contained in any such certification are complete and correct. The Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act), and such controls and procedures are designed (i) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and (ii) to ensure that information required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is accumulated and communicated to the Company's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure. The Company does not have any material weaknesses in internal controls, and there has been no fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. The Company is otherwise in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations promulgated by the Commission (and intends to comply with all applicable provisions that are not yet effective upon effectiveness).

          Any certificate signed by any officer of the Company and delivered to the Underwriter or counsel for the Underwriter in connection with the offering of the Stock shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Underwriter.

          2. Representations, Warranties and Agreements of the Selling Stockholders. Each Selling Stockholder severally, and not jointly, represents, warrants and agrees that:

               (a) The Selling Stockholder has, and immediately prior to the Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have, good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto (and assuming that the Underwriter acquires the shares of Stock without any notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code) that has been created by the Underwriter or its Affiliates) good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the Underwriter.

               (b) The Selling Stockholder has full right, partnership power and authority to enter into this Agreement; the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of the provisions of the certificate of limited partnership or the partnership agreement of the Selling Stockholder, or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations, filings or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

               (c) The Registration Statement and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus, when they become effective or are filed with the Commission, as the case may be, do not and will not, as of the applicable Effective Date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the foregoing representations and warranties shall only apply to statements or omissions in the Registration Statement or the Prospectus made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein; and provided, further, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein.

               (d) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

          3. Purchase of the Stock by the Underwriter. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, each Selling Stockholder hereby agrees to sell the number of shares of the Stock set opposite its name in Schedule 2 hereto, severally and not jointly, to the Underwriter and the Underwriter agrees to purchase the number of shares of the Stock set opposite the Underwriter's name in Schedule 1 hereto. The price of the Stock shall be $13.25 per share.

          The Selling Stockholders shall not be obligated to deliver any of the Stock to be delivered on the Delivery Date except upon payment for all the Stock to be purchased on the Delivery Date as provided herein.

          4. Offering of Stock by the Underwriter. Upon authorization by the Underwriter of the release of the Stock, the Underwriter proposes to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

          5. Delivery of and Payment for the Stock. Delivery of and payment for the Stock shall be made at the office of Vinson & Elkins L.L.P., 2300 First City Tower, 1001 Fannin, Houston, Texas 77002, at 9:00 A.M., Houston, Texas time, on the fourth full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriter, the Selling Stockholders and the Company. This date and time are sometimes referred to herein as the "Delivery Date." On the Delivery Date, the Selling Stockholders shall deliver or cause to be delivered certificates representing the Stock to the Underwriter for the account of the Underwriter against payment to or upon the order of the Selling Stockholders of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of the Underwriter hereunder. Upon delivery, the Stock shall be registered in such names and in such denominations as the Underwriter shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Stock, the Selling Stockholders shall, or shall cause a custodian to, make the certificates representing the Stock available for inspection by the Underwriter in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

          6. Further Agreements of the Company. The Company agrees:

               (a) To prepare the Prospectus in a form approved by the Underwriter and to file the Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriter, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Underwriter with copies thereof; to advise the Underwriter, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

               (b) To furnish promptly to the Underwriter and to counsel for the Underwriter a signed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

               (c) To deliver promptly to the Underwriter such number of the following documents as the Underwriter shall reasonably request: (i) conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits) and, (ii) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Stock or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Underwriter and, upon its request, to file such document and to prepare and furnish without charge to the Underwriter and to any dealer in securities as many copies as the Underwriter may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

               (d) To file promptly with the Commission any amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriter, be required by the Securities Act or requested by the Commission;

               (e) Prior to filing with the Commission any amendment to the Registration Statement or supplement to the Prospectus, any document incorporated by reference in the Prospectus or any prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriter and counsel for the Underwriter and obtain the consent of the Underwriter to the filing; provided, that the foregoing restriction shall not preclude the Company from (x) filing without the consent of the Underwriter any document required to be filed under the Exchange Act or (y) after the period set forth in Section 6(i) of this Agreement, amending the Registration Statement or filing a prospectus;

               (f) As soon as practicable after the Effective Date, to make generally available to the Company's security holders and to deliver to the Underwriter an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

               (g) For a period of three years following the Effective Date, to furnish to the Underwriter copies all materials furnished by the Company to its stockholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange upon which the Common Stock may be listed pursuant to requirements of or agreements with such exchange or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder; provided however that the Company shall not be required to provide the Underwriter with any such reports, registration statements or similar forms that have been filed with the Commission by electronic transmission pursuant to EDGAR;

               (h) Promptly from time to time to take such action as the Underwriter may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Underwriter may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (i) Prior to the Effective Date, to apply, to the extent necessary, for the listing of the Stock on the New York Stock Exchange and to use its best efforts to complete that listing, subject only to official notice of issuance, prior to the Delivery Date;

               (j) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the Investment Company Act of 1940 and the rules and regulations of the Commission thereunder; and

               (k) To not directly or indirectly take any action designed to or which has constituted or which might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock.

          7. Further Agreements of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, agrees:

               (a) For a period of 45 days from the date of the Prospectus not to (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of Common Stock or securities convertible into or exchangeable for Common Stock (other than the Stock) or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or other securities, in cash or otherwise, without the prior written consent of the Underwriter;

               (b) That the Stock to be sold by the Selling Stockholder hereunder is subject to the interest of the Underwriter and the other Selling Stockholders hereunder, and that the Selling Stockholders shall not, directly or indirectly, take any action that may terminate its obligations hereunder (other than the termination of this Agreement); and

               (c) To deliver to the Underwriter on or prior to the Delivery Date a properly completed and executed United States Treasury Department Form W-9.

          8. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the costs of producing and distributing this Agreement and any other related documents in connection with the offering, purchase, sale and delivery of the Stock; (e) the filing fees incident to securing any required review by the NASD of the terms of sale of the Stock; (f) any applicable listing or other fees; (g) all other costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders under this Agreement except that the discount to the Underwriter for the purchase of the Stock shall be borne by the Selling Stockholders; provided that, except as provided in this
Section 8 and in Section 13 below the Underwriter shall pay its own costs and expenses, including the costs and expenses of its counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriter, and, as between the Underwriter and the Selling Stockholders only, each of the Selling Stockholders shall pay the fees and expenses of his or its counsel, any custodian (and any other attorney-in-fact), and any transfer taxes payable in connection with his or its respective sales of Stock to the Underwriter; and provided further, that the provisions of this Section 8 shall not affect any agreement that the Company and any Selling Stockholder may have entered into, or may hereafter enter into, with respect to the sharing or reimbursement of any of the foregoing costs and expenses.

          9. Conditions of Underwriter's Obligations. The respective obligations of the Underwriter hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company and the Selling Stockholders contained herein, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

               (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a) above; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

               (b) No Underwriter shall have discovered and disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Vinson & Elkins L.L.P., counsel for the Underwriter, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

               (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Stock, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriter, and the Company and the Selling Stockholders shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

               (d) Jenkens and Gilchrist, A Professional Corporation, shall have furnished to the Underwriter its written opinion, as counsel to the Company, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                    (i) The Company and each of its subsidiaries have been duly incorporated and are validly existing as corporations or limited liability companies, as the case may be, in good standing under the laws of their respective jurisdictions of incorporation or formation, are duly qualified to do business and are in good standing as foreign corporations or limited liability companies in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, (other than where the failure to so qualify or be in good standing as a foreign corporation would not have a material adverse effect on the consolidated financial position, stockholders' equity, results of operation or business of the Company and its subsidiaries, taken as a whole), and have all power and authority necessary to own or hold their respective properties and conduct the businesses described in the Prospectus;

                    (ii) The Company has an authorized capitalization as set
               forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock (or the equivalent) of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for any directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                    (iii) The shares of the Stock being delivered on the
               Delivery Date to the Underwriter hereunder have been duly and validly authorized and validly issued and are fully paid and non-assessable;

                    (iv) Except as described in the Prospectus, there are no
               preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Common Stock (including the Stock) pursuant to the Company's charter or by-laws or any agreement or other instrument filed as an exhibit to one of the Company's periodic reports under the Exchange Act;

                    (v) To the best of such counsel's knowledge, there are no
               legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                    (vi) The Registration Statement was declared effective under the Securities Act as of the date and time specified in such counsel's opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                    (vii) The Registration Statement and the Prospectus and any
               further amendments or supplements thereto made by the Company prior to the Delivery Date (except for the financial statements and financial schedules and other financial and related reserve information included therein, as to which such counsel need express no belief) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations, and the documents incorporated by reference in the Prospectus when they where filed with the Commission (except for the financial statements and financial schedules and other financial and related reserve information included therein, as to which such counsel need express no belief) complied as to form in all material respects with the requirements of the Exchange Act and the Rules and Regulations;

                    (viii) The statements contained in the Prospectus under the heading "Description of Capital Stock" insofar as such statements refer to statements of law, descriptions of statutes, rules or regulations or legal conclusions, are accurate and fair summaries of such statements of law, descriptions of statutes, rules or regulations or legal conclusions;

                    (ix) To such counsel's knowledge, there are no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations;

                    (x) This Agreement has been duly authorized, executed and
               delivered by the Company;

                    (xi) The compliance by the Company with all of the
               provisions of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the material property or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state securities laws in connection with the purchase and distribution of the Stock by the Underwriter, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby and thereby;

                    (xii) To such counsel's knowledge, except as described or
               included in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act;

                    (xiii) Neither the Company nor any subsidiary is an
               "investment company" as defined in the Investment Company Act of 1940, as amended.

          In rendering such opinion, such counsel may state that (x) their opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of Texas and the General Corporation Law of the State of Delaware, and that such counsel is not admitted in Delaware and (y) insofar as the foregoing opinions relate to the valid existence and good standing of the Company and its subsidiaries, they are based solely on certificates of authorities in the states of organization of the Company and such subsidiaries that such counsel received in response to such counsel's requests for confirmation of the existence and good standing of the Company and such subsidiaries in such states, copies of which certificates have been furnished to you, and, in rendering the opinion set forth in opinion (i) above with respect to the qualification and the good standing as a foreign corporation of the Company and such subsidiaries, such counsel has relied solely on certificates such counsel received from the states necessary to give such opinion that such counsel received in response to such counsel's requests for confirmation of such qualification and good standing, as the case may be, of the Company and such subsidiaries in such states, copies of which certificates have been furnished to you.

          Such counsel shall also have furnished to the Underwriter a written statement, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statement and (y) based on the foregoing, no facts have come to the attention of such counsel which lead them to believe that the Registration Statement (except for the financial statements and related schedules and other financial data, and reserve information included therein, as to which such counsel need express no belief) as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus (except as stated above) contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for the statements made in the Prospectus under the caption "Description of Capital Stock" insofar as such statements relate to the Stock and concern legal matters.

               (e) Cleary, Gottlieb, Steen & Hamilton shall have furnished to the Underwriter its written opinion, as counsel to each of the Selling Stockholders, addressed to the Underwriter and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriter, to the effect that:

                    (i) Each of the Selling Stockholders has been duly formed as a limited partnership under the Delaware Revised Uniform Limited Partnership Act, 6 Del. Sec. 17-101 et. seq. and is validly existing and in good standing under the laws of the State of Delaware.

                    (ii) Each Selling Stockholder has the partnership power to enter into this Agreement and to perform its obligations thereunder;

                    (iii) The execution, delivery and performance of this
               Agreement have been duly authorized by all necessary partnership action of each Selling Stockholder. The Underwriting Agreement has been duly executed and delivered by each Selling Stockholder;

                    (iv) The execution and delivery by each Selling Stockholder of this Agreement and the performance of its obligations hereunder (a) do not require any consent, approval, authorization, registration or qualification of or with any governmental authority of the United States of America or the State of New York, except such as may be required under the Securities Act of 1933 and the Securities Exchange Act of 1934 (but without expressing an opinion as to any consent, approval, authorization, registration or qualification that may be required under state securities or Blue Sky laws), (b) do not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any of the constituent documents of the Selling Stockholder and (c) do not violate the terms of any New York State or United States federal law or regulation of the Delaware Partnership Act (but without expressing any opinion with respect to United States federal securities laws or any state securities or Blue Sky laws).

                    (v) Assuming the Underwriter acquires its interest in the
               Stock to be sold by the Selling Stockholders to the Underwriter without notice of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York (the "UCC")) and the Underwriter has paid the purchase price for such Stock and has had such Stock credited to the securities account of the Underwriter maintained with The Depository Trust Company, then the Underwriter will have a securities entitlement (as defined in Section 8-102(a)(17) of the UCC) to such Stock purchased by the Underwriter and no action based on an adverse claim to such Stock credited to such securities account, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may be asserted against the Underwriter.

          In rendering such opinion, such counsel may (x) limit the opinion in section 9(e)(iv) above to those documents received by counsel set forth in an exhibit to the opinion (which constituent documents shall be certified as true, complete and correct copies by the Selling Stockholders or their affiliates) and
(y) state that its opinion is limited to matters governed by the Federal laws of the United States of America and the laws of the State of New York, the Delaware Revised Uniform Limited Partnership Act and the General Corporation Law of Delaware and that such counsel is not admitted in Delaware.

               (f) The Underwriter shall have received from Vinson & Elkins L.L.P., counsel for the Underwriter, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Prospectus and other related matters as the Underwriter may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

               (g) At the Delivery Date, the Underwriter shall have received a letter from Deloitte & Touche LLP, in form and substance satisfactory to the Underwriter, addressed to the Underwriter and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

               (h) At the Delivery Date, the Company shall have furnished to the Underwriter a letter from DeGolyer and MacNaughton addressed to the Underwriter and dated the date of the Delivery Date confirming that they are, and as of the date of their reports referred to in Section 1(n) hereof were, independent engineers with respect to the Company and stating, as of the date of such letter, that they have no knowledge of any fact or event that would cause any change to the conclusions and findings of such firm at the time made with respect to the information referred to in Section 1(n) hereof.

               (i) The Company shall have furnished to the Underwriter, addressed to the Underwriter, a certificate, dated the Delivery Date, of its chief executive officer and its chief financial officer stating that:

                    (i) The representations, warranties and agreements of the
               Company in Section 1 hereof are true and correct as of the Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in Sections 9(a) and 9(k) hereof have been fulfilled; and

                    (ii) They have carefully examined the Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

               (j) Each Selling Stockholder (or any custodian or one or more attorneys-in-fact on behalf of each Selling Stockholder) shall have furnished to the Underwriter on the Delivery Date a certificate, dated the Delivery Date, signed by, or on behalf of, the Selling Stockholder (or any custodian or one or more attorneys-in-fact) stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct in all material respects as of the Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the Delivery Date.

               (k) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity, prospects or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriter, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Underwriter, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

               (m) To the extent required, the New York Stock Exchange shall have approved the Stock for listing, subject only to official notice of issuance.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriter.

          10. Indemnification and Contribution.

               (a) The Company shall indemnify and hold harmless the Underwriter, its officers and employees and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (B) in any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Stock ("Marketing Materials"), including any roadshow or investor presentations made to investors by the Company (whether in person or electronically); (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials any material fact required to be stated therein or necessary to make the statements therein not misleading; or (iii) any act or failure to act or any alleged act or failure to act by the Underwriter in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriter through its gross negligence or willful misconduct), and shall reimburse the Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company through the Underwriter by or on behalf of the Underwriter specifically for inclusion therein which consists solely of information set forth in Section 10(f) hereof; and provided further, however that the Company shall not be liable to the Underwriter in any such case with respect to any untrue statement or alleged untrue statement or omission or alleged omission of a material fact in the Preliminary Prospectus to the extent that the loss, claim, damage or liability of the Underwriter (or the action in respect thereof) arises out of a sale by the Underwriter of Stock to a person who was not sent or given, at or prior to the closing of such sale to such person, a copy of the Prospectus as then amended or supplemented, if the Company had previously furnished (or made available) copies thereof to the Underwriter and the statement or omission in question contained in the Preliminary Prospectus was corrected therein. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to the Underwriter or to any officer, employee or controlling person of the Underwriter.

               (b) Each Selling Stockholder, severally and not jointly, shall indemnify and hold harmless the Underwriter, its officers and employees, and each person, if any, who controls the Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which the Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (1) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (2) the omission or alleged omission to state in any Preliminary Prospectus, Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of subparagraphs (1) and (2) of this Section to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Underwriter by such Selling Stockholder directly or through such Selling Stockholder's representatives, specifically for use in the preparation thereof; and shall reimburse the Underwriter, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by the Underwriter, its officers and employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company by or on behalf of the Underwriter specifically for inclusion therein which consists solely of the information specified in Section 10(f) hereof and provided, further, that with respect to any Preliminary Prospectus, the foregoing indemnity agreement shall not inure to the benefit of the Underwriter from whom the person asserting any loss, claim, damage, liability or expense purchased Stock, or any person controlling the Underwriter, if copies of the Prospectus were timely delivered to the Underwriter pursuant to this Agreement and a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of the Underwriter to such person, if required by law so to have been delivered and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage, liability or expense. However, in no event shall the Selling Stockholder be liable under the provisions of this Section 10 for any amount in excess of the total proceeds received by such Selling Stockholder from the sale of the Stock by such Selling Stockholder (after deducting commissions, but before taxes and any other expenses) pursuant to this Agreement. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholders may otherwise have to the Underwriter or any officer, employee or controlling person of the Underwriter.

               (c) The Underwriter shall indemnify and hold harmless the Company, its officers and employees, each of its directors, and each person, if any, who controls the Company within the meaning of the Securities Act, and each Selling Stockholder and its officers and employees, each of its directors, and each person if any, who controls the Selling Stockholder within the meaning of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Marketing Materials any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Underwriter furnished to the Company through the Underwriter by or on behalf of the Underwriter specifically for inclusion therein, and shall reimburse the Company, such Selling Stockholder and any such director, officer or controlling person of the Company or the Selling Stockholder for any legal or other expenses reasonably incurred by the Company, such Selling Stockholder or any such director, officer or controlling person of the Company or the Selling Stockholder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Underwriter may otherwise have to the Company, such Selling Stockholder or any such director, officer, employee or controlling person of the Company or the Selling Stockholder.

               (d) Promptly after receipt by an indemnified party under this
          Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure; and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Underwriter shall have the right to employ counsel to represent the Underwriter and its respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the Underwriter against the Company or any Selling Stockholder under this Section 10 if, in the reasonable judgment of the Underwriter, it is advisable for the Underwriter, officers, employees and controlling persons to be jointly represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Company or Selling Stockholders. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

               (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10(a), 10(b) or 10(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other from the offering of the Stock or
          (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations; provided, the Selling Stockholders and the Underwriter shall be obligated to contribute under this Section 10(e) only with respect to losses, liabilities, claims, damages or expenses arising out of an untrue statement or omission or alleged untrue statement or omission of a material fact made in reliance upon and in conformity with the written information furnished to the Company or the Underwriter or any Selling Stockholder, as the case may be, by the Underwriter or the Selling Stockholders directly or through such Selling Stockholder's representatives, as the case may be, specifically for use in the preparation of any Preliminary Prospectus, Registration Statement or the Prospectus or in any amendment or supplement thereto. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholders, on the one hand, and the total underwriting discounts and commissions received by the Underwriter with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or the Underwriter, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriter agree that it would not be just and equitable if contributions pursuant to this Section 10(e) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 10(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10(e), (i) the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which the Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribute any amount in excess of the total proceeds received by such Selling Stockholder from the offering of the Stock by such Selling Stockholder (after deducting commissions, but before taxes and any other expenses). No person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (f) The Underwriter confirms and the Company acknowledges that the statements with respect to the public offering of the Stock by the Underwriter set forth on the cover page of, the name of the Underwriter and its participation in the sale of Stock under the caption "Underwriting" in, and the paragraphs addressing the underwriting discount, concessions and reallowances, stabilization, short positions, syndicate transactions and penalty bids appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning the Underwriter furnished in writing to the Company by or on behalf of the Underwriter specifically for inclusion in the Registration Statement and the Prospectus.

          11. [Section Intentionally Omitted]

          12. Termination. The obligations of the Underwriter hereunder may be terminated by the Underwriter by notice given to and received by the Company and the Selling Stockholders prior to delivery of and payment for the Stock if, prior to that time, any of the events described in Sections 9(k) or 9(l) hereof, shall have occurred or if the Underwriter shall decline to purchase the Stock for any reason permitted under this Agreement.

          13. Reimbursement of Underwriters' Expenses. If any Selling Stockholder shall fail to tender the Stock for delivery to the Underwriter by reason of any failure, refusal or inability on the part of the Company or any Selling Stockholder to perform any agreement on its part to be performed, or because any other condition of the Underwriter's obligations hereunder required to be fulfilled by the Company or the Selling Stockholders is not fulfilled, the Company will reimburse the Underwriter for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriter in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to the Underwriter. If this Agreement is terminated pursuant to Section 12 hereof by reason of the default of the Underwriter, neither the Company nor the Selling Stockholders shall be obligated to reimburse the Underwriter on account of those expenses.

          14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

               (a) if to the Underwriter, shall be delivered or sent by mail, telex or facsimile transmission to CIBC World Markets Corp., 417 5th Avenue, 2nd Floor, New York, New York 10016, Attention: William Schreier (Fax : 212-667-5730);

               (b) if to the Company, shall be delivered or sent by mail, telex, facsimile transmission or recognized overnight delivery service to the address of the Company set forth in the Registration Statement,
          Attention: Phil Rykhoek (Fax: (972) 673-2051); and

               (c) if to any Selling Stockholder, shall be delivered or sent by mail, telex, facsimile transmission or recognized overnight delivery service to such Selling Stockholder at the address set forth on
          Schedule 2 hereto;

provided, however, that any notice to the Underwriter pursuant to Section 10(d) above shall be delivered or sent by mail, telex, facsimile transmission or recognized overnight delivery service to the Underwriter at its address set forth in its acceptance telex to the Underwriter, which address will be supplied to any other party hereto by the Underwriter upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Underwriter shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Selling Stockholders by a custodian.

          15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company, the Selling Stockholders and their respective personal representatives and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Selling Stockholders contained in this Agreement shall also be deemed to be for the benefit of the person or persons, if any, who control the Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 10(c) of this Agreement shall be deemed to be for the benefit of directors of the Company, directors or general partners of the Selling Stockholders, as the case may be, officers of the Company who have signed the Registration Statement and any person controlling the Company or a Selling Stockholder within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

          16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriter contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

          17. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means any day on which the American Stock Exchange is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

          18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

          19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

          20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.


          If the foregoing correctly sets forth the agreement among the Company, the Selling Stockholders and the Underwriter, please indicate your acceptance in the space provided for that purpose below.

                                          Very truly yours,


                                          Denbury Resources Inc.



                                          By:
                                             -----------------------------------
                                          Name:   Phil Rykhoek
                                          Title:  Senior Vice President and
                                                  Chief Financial Officer



                                          The Selling Stockholders named in
                                          Schedule 2 to this Agreement:

                                          TPG Partners, L.P.

                                          By: TPG GenPar, L.P., general partner

                                                   By: TPG Advisors, Inc.,
                                                       general partner

                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:


                                          TPG Parallel I, L.P.

                                          By: TPG GenPar, L.P.,  general partner

                                                   By: TPG Advisors, Inc.,
                                                       general partner

                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:





                                          TPG Partners II, L.P.

                                          By: TPG GenPar II, L.P.,
                                              general partner

                                                   By: TPG Advisors II, Inc.


                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:

                                          TPG Parallel II, L.P.

                                          By: TPG GenPar II, L.P.,
                                              general partner

                                                   By: TPG Advisors II, Inc.


                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:


                                          TPG Investors II, L.P.

                                          By: TPG GenPar II, L.P.,
                                              general partner

                                                   By: TPG Advisors II, Inc.


                                                   By:
                                                       -------------------------
                                                   Name:
                                                   Title:


                                          TPG 1999 Equity Partners II, L.P.

                                          By:  TPG Advisors II, Inc.


                                          By:
                                             -----------------------------------
                                          Name:
                                          Title:

Accepted:

CIBC WORLD MARKETS CORP.



By:
     ----------------------------------
     Authorized Representative

                                   SCHEDULE 1


                                                       Number of Shares of Stock
                         Name of Underwriter                to be Purchased
                         -------------------                ---------------
CIBC World Markets Corp................................        8,000,000

                                   SCHEDULE 2

Name and address of Selling Stockholder             Number of Shares of Stock
---------------------------------------             -------------------------

TPG Partners, L.P. (1)                                   2,326,306

TPG Parallel I, L.P. (1)                                   231,834

TPG Partners II, L.P. (1)                                4,636,581

TPG Parallel II, L.P. (1)                                  316,412

TPG Investors II, L.P. (1)                                 483,643

TPG 1999 Equity Partners II, L.P. (1)                        5,224
                                                         ---------
                  Total                                  8,000,000
                                                         =========

-----------
(1) The address for such Selling Stockholder is 301 Commerce Street, Suite 3300, Fort Worth, Texas 76102, Attn: Richard A. Ekleberry.